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                                                                      EXHIBIT 10

                       CONSENT OF INDEPENDENT ACCOUNTANTS



      We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for Variable Annuity Account Four of Anchor National Life Insurance Company of our report dated January 31, 2000, relating to the consolidated financial statements of Anchor National Life Insurance Company, and of our report dated March 31, 2000, relating to the financial statements of Variable Annuity Account Four, which appear in such Statement of Additional Information. We also consent to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.



      /s/  PricewaterhouseCoopers LLP

      PricewaterhouseCoopers LLP
      Woodland Hills, California
      December 8, 2000